UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Report):    September 22, 2004

The Rowe Companies

(exact name of registrant as specified in its charter)

Nevada	1-10226	54-0458563
State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Blvd, Suite 710, McLean, Virginia    22102

(Address of principal executive offices Zip Code)

Registrant’s telephone number, including area code:    703-847-8670

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On September 22, 2004, The Rowe Companies issued the press release attached hereto as Exhibit 99.1, announcing its third quarter earnings for the quarter ended August 29, 2004.

Item 9.01 – Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ROWE COMPANIES Registrant

Date: September 27, 2004	/S/ GENE S. MORPHIS
Gene S. Morphis Chief Financial Officer; Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release